UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 29, 2016 (September 23, 2016)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 23, 2016, Caesars Interactive Entertainment, LLC, a Delaware limited liability company (“CIE”), an indirect subsidiary of Caesars Acquisition Company (“CAC”), sold its social and mobile games business (the “SMG Business”) to Alpha Frontier Limited, a Cayman Islands exempted company (“Purchaser”) (such sale, together with the transactions contemplated under the Purchase Agreement, the “Sale”), pursuant to the Stock Purchase Agreement, dated as of July 30, 2016 (the “Purchase Agreement”), entered into by and among CIE, Purchaser, and, solely for certain limited purposes described therein, Caesars Growth Partners, LLC, a Delaware limited liability company (“CGP”), and CIE Growth, LLC, a Delaware limited liability company. The Purchaser was backed by a consortium that includes Giant Investment (HK) Limited, an affiliate of Shanghai Giant Network Technology Co., Ltd.; Yunfeng Capital; China Oceanwide Holdings Group Co., Ltd.; China Minsheng Trust Co., Ltd.; CDH China HF Holdings Company Limited and Hony Capital Fund.

This Amendment No. 1 on Form 8-K/A is being filed by CAC to amend the Current Report on Form 8-K filed on September 26, 2016 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Important Additional Information

Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CAC and Caesars Entertainment Corporation (“CEC”), among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CAC and CEC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CAC and CEC, at the SEC’s website (www.sec.gov), from CAC Investor Relations (investor.caesarsacquisitioncompany.com) or from CEC Investor Relations (investor.caesars.com).

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated condensed financial statements of CGP giving pro forma effect to the Sale as of June 30, 2016 and for the six months ended June 30, 2016, for the years ended December 31, 2015 and 2014 and for the period from October 22, 2013 through December 31, 2013 as well as the unaudited pro forma combined condensed financial statement of Predecessor Growth Partners for the period from January 1, 2013 through October 21, 2013 are filed with this Current Report on Form 8-K as Exhibit 99.1, and are incorporated herein by reference.

The unaudited pro forma consolidated and combined condensed financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what CGP or Predecessor Growth Partners’ financial position or results of operations actually would have been had CIE completed the Sale as of the dates indicated. In addition, the unaudited pro forma consolidated and combined condensed financial information does not purport to project the future financial position or operating results of CGP.

(d)	Exhibits.

The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Unaudited pro forma consolidated condensed financial statements of CGP giving pro forma effect to the Sale as of June 30, 2016 and for the six months ended June 30, 2016, for the years ended December 31, 2015 and 2014 and for the period from October 22, 2013 through December 31, 2013 as well as the unaudited pro forma combined condensed financial statement of Predecessor Growth Partners for the period from January 1, 2013 through October 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2016		Caesars Acquisition Company

	By:	/s/ Craig J. Abrahams
Craig J. Abrahams Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Unaudited pro forma consolidated condensed financial statements of CGP giving pro forma effect to the Sale as of June 30, 2016 and for the six months ended June 30, 2016, for the years ended December 31, 2015 and 2014 and for the period from October 22, 2013 through December 31, 2013 as well as the unaudited pro forma combined condensed financial statement of Predecessor Growth Partners for the period from January 1, 2013 through October 21, 2013.